Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity”, “we”, “us”, “our, “company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2024, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward-Looking Statements

Agenda Brad Elliott Equity Bancshares, Inc. Chairman & CEO Welcome & Introduction Kristof Slupkowski Chief Credit Officer Credit Rick Sems Equity Bank CEO Balance Sheet & Growth Julie Huber Chief Operating Officer Strategy & Operating Effectiveness Brad Elliott Equity Bancshares, Inc. Chairman & CEO Profitability & Shareholder Returns Q&A

Welcome & Introduction Brad Elliott Equity Bancshares, Inc. Chairman & CEO

Equity Bancshares, Inc.| NYSE: EQBK Strategic Execution Of Acquisitions SCALE 11 Completed Bank Acquisitions SINCE IPO 2002 2008 2015 2024 START-UP 4 acquisitions GROWTH 4 acquisitions IPO KANSASLAND BANK MERGER Announced During Q2 2024 BANK OF KIRKSVILLE MERGER Closed During Q1 2024 $380M $5.2B 27.5% Compound Annual Growth Rate3 Company Overview $5.2B Assets $3.5B Loans $4.4B Deposits $509.5M Market Cap1 7.45% TCE2 11.14% CET 1 14.71% TRBC2 WICHITA Headquarters $1.6B Market Cap as of 6/6/2024 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Compound Annual Growth Rate since EQBK was founded in 2002

Leadership Team Brad Elliott Equity Bancshares, Inc. Chairman & CEO Years in Banking: 35 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Chris Navratil Chief Financial Officer Years in Banking: 13 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice with Crowe LLP Brett Reber General Counsel Years in Law: 36 Prior to joining Equity Bank, he served as Managing Member of the Wise & Reber, L.C. law firm. Brett has practiced corporate and business law for over 30 years. David Pass Chief Information Officer Years in Banking: 23 Previously served in IT leadership positions at UMB Financial Corporation and CoBiz Financial. Rick Sems Equity Bank, CEO Years in Banking: 24 Announced as Equity Bank CEO in May 2024. Joined Equity Bank as President in May 2023. Prior to joining, Rick served as Chief Banking Officer of First Bank in St. Louis and President & CEO of Reliance Bank Julie Huber Chief Operations Officer Years in Banking: 34 Announced as Chief Operating Officer in May 2024. Previously served in variety of leadership roles including overseeing our operations, hr, compliance functions and sales and training, and as managed the integration process for each acquisition. Kryzsztof Slupkowski Chief Credit Officer Years in Banking: 11 Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Ann Knutson Chief Human Resources Officer Years in Banking: 16 Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Our Value Proposition Organic Growth Strategic Mergers & Acquisitions Disciplined Credit Standards Effective Balance Sheet & Capital Management EPS & Tangible Book Value Growth Our guiding principles and commitment to our entrepreneurial spirit are part of our longstanding framework for delivering shareholder value

As of March 31, 2024, the tangible common equity ratio is being negatively impacted by $61 million in accumulated other comprehensive income.  Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 8.52%. Tangible Common Equity is a non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of the presentation. THE COMPANY MAINTAINS WELL CAPITALIZED LEVELS AS OF 3/31/2024 Capital Management EQBK Well Capitalized CAPITAL PRIORITIES Maintain well capitalized regulatory levels Capacity for organic growth Mergers & acquisitions Dividend payout ratio targeted at 10-20% Common stock repurchases Dividends Declared Per Share & Dividend Payout Ratio Shares Repurchased & Weighted Avg. Price Per Share Non-GAAP 1

Proven Record of M&A Execution Note: Transaction impact assumes cost savings are fully realized. First Ind. Corp. Community First Bancshares Prairie State Bancshares Eastman National Bancshares Cache Holdings, Inc. Kansas Bank Corporation Adams Dairy Bancshares City Bank & Trust Company Almena State Bank American State Bancshares, Inc. Rockhold Bancorp. Total Assets ($m) $134 $475 $149 $254 $320 $310 $127 $172 $63 $777 $406 Ann. Date 7/28/2015 7/14/2016 10/20/2016 7/17/2017 7/17/2017 12/18/2017 12/18/2017 6/12/2018 10/23/2020 5/17/2021 12/6/2023 Days to Close 73 119 141 115 115 137 137 72 N/A 137 65 Days to Convert At Close At Close At Close At Close At Close At Close At Close 80 88 At Close 94 PRICING MULTIPLES P / TBV 105% 153% 140% 176% 176% 141% 153% 141% N/A 111% 127% Core Deposit Premium 0.8% 6.7% 6.6% 9.8% 11.0% 6.3% 7.4% 4.5% 1.0% 1.2% 2.8% TRANSACTION IMPACT EPS Impact Accretive 25% 6% 8% 6% 3% 2% 5% 2% 16% 14% TBV Impact Accretive (9%) (1%) (3%) (2%) (2%) (1%) (2.8%) Accretive (3.7%) (3.4%) TBV Earnback Bargain Purchase 3.5 yrs 1.3 yrs 2.8 yrs 2.8 yrs 2.8 yrs 2.7 yrs 2.8 yrs Bargain Purchase 2.9 yrs 1.3 yrs

74 Locations Our Opportunity Source: S&P Capital IQ. Banks < $1B in Assets is comprised of banks with headquarters in Kansas, Missouri, Arkansas, Oklahoma, Nebraska and Iowa. Over 900 banks in our operating footprint with assets less than $1B Market Banks < $1B in Assets Kansas 188 Missouri 175 Arkansas 62 Oklahoma 158 Nebraska 131 Iowa 209 Branch Deposit Map $50-300M $300-750M $750M +

Credit Kristof Slupkowski Chief Credit Officer

Credit Quality NPAs / Assets Includes loans 90+ days past due NPA / Assets (%) NCO / Avg. Loans (%)

Credit Concentration Source: Y9C – Loans and Leases HC-C Non-Owner Occupied CRE NonFarm / NonResidential Multi-Family Construction

Nonperforming Assets1,2 Total Reserve Ratio Asset Quality Trends - Quarterly Net Charge-offs / Average Loans Classified Assets OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table.

Asset Quality Trends – Annual Net Charge-offs / Average Loans Classified Assets Nonperforming Assets1,2 Total Reserve Ratio OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table.

Rick Sems Equity Bank CEO

Organic Growth EXPANSION OF LOAN PORTFOLIO RETAIL EMPHASIS Enhance C&I exposure in diverse operating segments LPO Opportunities Deeper understanding of consumer base & market segments Geographical ringing strategy to expand outreach without additive brick & mortar. REFINED SALES APPROACH EXPANSION OF FEE INCOME Updated and consistent sales process Prioritization of key customers & markets Trust & Wealth Management Credit Card / Debit Card Treasury Management Insurance Areas of Focus Targeting mid to high single digit loan growth, annually

197 Participants in Employee Stock Purchase Plan Other Avenues of Ownership: Restricted Stock Units Performance Restricted Stock Units Non-qualified Stock Options Performance Stock Options Employees Who Think Like Owners 27% of Employees are owners in EQBK Achieved based on pre-established organic growth performance milestones over a three-year calendar period CREATING A CULTURE OF OWNERSHIP TO IMPROVE CLIENT EXPERIENCE

Deposit Market Share Source: S&P Capital IQ, based on June 30, 2023 Deposit Data. Top 3 Markets $972.6M Wichita, KS Market Rank 6 Market Share 4.38% Percent of Franchise 21.03% $487.9M Kansas City, MO-KS Market Rank 26 Market Share 0.56% Percent of Franchise 10.55% $304.5M Kirksville, MO Market Rank 1 Market Share 36.23% Percent of Franchise 6.59% Other Markets Market Rank Deposits in Market Market Share % of Franchise Ponca City, OK 3 258,469 21.15% 5.59% Liberal, KS 1 245,743 45.46% 5.31% Harrison, AR 3 178,738 14.42% 3.86% Salina, KS 5 174,829 8.05% 3.78% Guymon, OK 3 166,796 26.55% 3.61% Warrensburg, MO 3 162,481 16.89% 3.51% Henry, MO 2 155,261 21.16% 3.36% Tulsa, OK 37 144,458 0.43% 3.12% Topeka, KS 10 134,609 2.26% 2.91% Hays, KS 5 134,033 11.54% 2.90% Carroll, AR 4 132,719 14.56% 2.87% Sedalia, MO 3 116,002 11.57% 2.51% Great Bend, KS 5 91,389 7.91% 1.98% Sheridan, KS 2 86,882 37.07% 1.88% Garden City, KS 6 84,649 9.33% 1.83% St. Joseph, MO-KS 11 77,411 2.63% 1.67% Benton, MO 4 72,613 15.54% 1.57% Remaining Markets 442,759 9.57% indicates a market with a College/University

Low-cost Core Deposits Proxy Peer Group consists of 20 banks Cost of Total Deposits Proxy Peer Median Cost of IB Deposits Proxy Peer Median

Yield Proxy Peer Group consists of 20 banks Yield on Total Loans Proxy Peer Median Yield on Interest-earning Assets Proxy Peer Median

Loan / Deposits Note: Potential Impact to Interest Income is based on a 2.50% Spread from repositioning Cash/Securities to Loans. Potential Impact to Interest Income represents a forward-looking statement and is not a guaranty of future performance and is subject to risks, assumptions and uncertainties that are difficult to predict. Potential Impact to Interest Income: $11M Opportunity to drive organic loan growth through utilization of existing balance sheet

Opportunity to Enhance Returns Note: Peer 75th Percentile is based on 5-Qtr rolling Core ROAA median. Peer group consists of 20 banks. 0.96 Avg. Since IPO Peer 75th Percentile Core ROAA 1.10 Consensus 1.29 90% L/D Ratio

Strategy & Operations Julie Huber Chief Operating Officer

Strategy & Operating Effectiveness SCALABLE EFFICIENCIES – ITMS DIGITAL CHANNEL ENGAGEMENT RISK – SCALE TO $10 BILLION Launched in 2023 Interactive Teller Machine Network 40 Machines – Installed to Date 10-15 Machines – Schedules for Remainder of 2024 75% Transactions opt for self-service instead of speaking to a representative Enhances branch efficiency while continuing focus on customer service Live Chat functionality introduced on public web pages and inside online banking in late 2023. Substantial customer engagement that is steadily increasing each month. Chatbot functionality to be implemented on both public web pages and inside online banking in late 2024. Anticipate drop in live interactions as customers are able to self-service routine questions 24 hours a day. Focus on maturation of Second Line of Defense methodology and framework. Scaling of Enterprise Risk Management function. Strengthen risk culture through education and training, risk awareness program, and tone from the top. Establish working risk-related frameworks and taxonomies to support sound risk and compliance infrastructure.

M&A M&A M&A M&A Strategic Execution of Mergers & Acquisitions Integration Planning and Execution Fair Valuation / Deal Structure / Synergy Realization Strategic Fit & Alignment Regulatory and Compliance Considerations Integration strategy, clear and consistent communication, and change management strategies Alignment with long-term vision & strategic goals , cultural fit, thorough due diligence Strong regulatory relationships from being a reliable and consistent acquirer.

Brad Elliott Equity Bancshares, Inc. Chairman & CEO

Tangible Book Value Per Share1 7.37% Compound Annual Growth Rate Ex. AOCI AOCI Impact Tangible Book Value per diluted common share. Non-GAAP Measure. For a reconciliation of Non-GAAP measures, please see appendix.

Total Assets 15.59% Compound Annual Growth Rate Since 2015 MRQ Growth fueled by organic production and strategic M&A Black dotted line: 2015-2024Q1 CAGR Yellow dotted line: 3-year CAGR (2020Y-2023Y) Past Results are not necessarily indicative of future performance. Figures presented represent forward looking statements and are not guarantees of future performance and are subject to certain risks, assumptions and uncertainties that are difficult to predict. Please see the forward-looking statements disclaimers at the beginning of the presentation.

Core EPS & Share Count % of Total Assets -3.51% Share % of Total Asset CAGR Since 2015 CORE EPS 1.10% Return on Assets Growth fueled by organic production and strategic M&A 1. Asset CAGR: 15.59% based on historical growth since 2015. Forecasted share count grows @ 500,0000 shares a year. Return on Assets of 1.10% for future earnings. Past Results are not necessarily indicative of future performance. Figures presented represent forward looking statements and are not guarantees of future performance and are subject to certain risks, assumptions and uncertainties that are difficult to predict. Please see the forward-looking statements disclaimers at the beginning of the presentation. 1 1

39.68% Return since IPO vs. 9.12% on KRX 46.62% 1-Year Return Shareholder Returns Market Data is provided by S&P Capital IQ. Data is from 11/10/2015 5/30/2024 EQBK has been a consistent outperformer vs the KRX since IPO in 2015 Equity Bancshares, Inc. KRX Nasdaq Banking Index

Updated Outlook 2nd Quarter & Full Year 2024

Outlook on Key Business Drivers 2nd QUARTER 2024 ORIGINAL UPDATE $4,350 – 4,425M $4,250 – 4,300M Avg. Deposits $3,500 - 3,550M $3,475 - 3,550M Avg. Loans $4,750 - 4,825M $4,725 - 4,800M Avg. Earning Assets 3.75 - 3.85% 3.85 - 3.95% Net Interest Margin $0.5 – 1.5M $0.5 – 1.5M Provision For Credit Losses $8.0 – 9.0M $8.5 – 9.5M Non-interest Income $35 - 37M $36.0 – 38.0M Non-interest Expense1 18 - 20% 18 - 20% Effective Tax Rate2 FULL YEAR 2024 ORIGINAL UPDATE $4,350 - 4,425M $4,250 - 4,350M $3,550 - 3,650M $3,500 - 3,600M $4,800 – 4,900M $4,725 – 4,800M 3.70 - 3.80% 3.80 - 3.95% $3 – 5M $3 – 5M $34 - 38M $37 - 41M $138 - 142M $140 - 144M 18 - 20% 18 - 20% NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements. Core Non-interest Expense. Excludes merger expenses Representative of expected annual effective tax rate

OUR OUTLOOK REQUIRES CLARITY AROUND CERTAIN VARIABLES, INCLUDING: ECONOMIC ENVIRONMENT CUSTOMER NEEDS COST OF FUNDING COMPETITIVE MARKET INVESTMENT OPPORTUNITIES POLITICAL ENVIRONMENT Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Directly related to credit quality as well as trust in our business. Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Growth strategy must be flexible to the other variables that affect our investment options. U.S. politics affect banking regulations, international relationships, tax policies and more. Focus Variables for Outlook & Forecast

Appendix

1st Quarter 2024 | Financial Highlights EARNINGS & PROFITABILITY1,2 Q1 24 Q4 23 Q1 23 Earnings Per Share $1.03 $0.77 $0.77 Tangible Book Value Per Share $25.10 $25.37 $22.96 Net Income $16.1M $11.9M $12.3M Net Interest Margin 3.75% 3.49% 3.44% Efficiency Ratio 65.16% 74.35% 69.69% ROAA 1.25% 0.97% 1.00% ROATCE 16.97% 13.76% 14.87% Balance Sheet & Capital2 Total Loans $3.5B $3.3B $3.3B Total Deposits $4.4B $4.1B $4.3B Tangible Common Equity / Tangible Assets 7.45% 7.87% 7.09% CET 1 Capital Ratio 11.14% 11.74% 12.21% Total Risk-based Capital Ratio 14.71% 15.48% 15.98% Asset Quality Provision for Credit Losses $1.0 $0.7 ($0.4) NCOs / Avg. Loans 0.08% 0.17% 0.05% NPAs / Total Assets 0.49% 0.53% 0.33% Classified Assets / Regulatory Capital 6.65% 7.09% 10.09% HIGHLIGHTS1 $16.1M Adjusted Operating Net Income $1.03 Adjusted Operating Earnings Per Share $4.4B Total Deposits $3.5B Gross Loans Reflective of, and calculated using Adjusted Operating Net Income & Revenue is exclusive of merger expenses and Gain/(Loss) on Securities Transactions, as well as Day-1 provisioning for BOK of $1.0 million, tax effected @ 21%. Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

Primary Drivers Net Interest Income Noninterest Income Rate Protection Noninterest Expense Net interest income totaled $44.2 million in the first quarter, up $4.7 million from the fourth quarter, driven by an increase in average earning assets due to the completion of the Bank of Kirksville merger. Noninterest income totaled $11.7 million in the first quarter, driven by $1.2 million in gain on acquisition and $3.4 million in recoveries on special assets. Proactive effort to book variable rate assets subject to floor levels. Noninterest expenses totaled $37.2 million in the first quarter, up $2.2 million from the fourth quarter. Primarily driven by merger related expenses. Quarter over Quarter Walk Q4 Q1 Net Income

Performance Metrics Adjusted Return On Tangible Common Equity1 Adjusted Return on Average Assets1 Efficiency Ratio2 TCE / TA Excluding AOCI2 Reflective of, and calculated using Adjusted Operating Net Income & Revenue is exclusive of merger expenses and Gain/(Loss) on Securities Transactions, as well as Day-1 provisioning for BOK of $1.0 million, tax effected @ 21%. Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

Profitability Revenue Composition1 Profitability Ratios1 Adjusted Noninterest Income is exclusive of merger expenses and Gain/(Loss) on Securities Transactions

Primary Drivers Deposits Cost of Deposits Loan Yield Rate Protection Repositioning Excess Liquidity Noninterest-bearing deposits constitute 22.5% of total deposits. Average deposits increased $293M quarter over quarter. Cost of total deposits increased 18bps and cost of interest-bearing deposits increased 19bps in the quarter. Loan yield increased 91bps year-over-year and 23bps compared to quarter-over-quarter. Proactive effort to book variable rate assets subject to floor levels. The bank received a full quarter’s benefit of the investment portfolio repositioning that occurred in the occurred in the fourth quarter. Excess on balance sheet liquidity cash position held steady throughout Q1 – slowing noninterest margin. Quarter over Quarter Walk Net Interest Income Q4 Q1

Current Deposit Composition Strong Core Deposit Franchise Trending Deposit Composition & Loan To Deposit Ratio Core Deposits excludes time deposits > $100K Core Deposits1 / Total Deposits Millions

Our Markets Kansas Market Rank #7 Deposits $2.5b Deposit Market Share 4.06% Missouri Market Rank #7 Deposits $861m Deposit Market Share 1.64% Oklahoma Market Rank #10 Deposits $570m Deposit Market Share 1.84% Arkansas Market Rank #6 Deposits $350m Deposit Market Share 3.36% Source: S&P Capital IQ, Deposit Market data as of 6/30/23. Market rank is based on counties with a EQBK physical presence.

Non-GAAP reconciliations CALCULATIONS OF TANGIBLE COMMON EQUITY AND RELATED MEASURES ($ in thousands, except per share data)

Non-GAAP reconciliations CALCULATIONS OF ROATCE AND EFFICIENCY RATIO ($ in thousands, except per share data)

Non-GAAP reconciliations CALCULATIONS OF RETURN ON AVERAGE ASSETS AND AVERAGE EQUITY ($ in thousands, except per share data)

investor.equitybank.com